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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   February 23, 2000



                            FIELDWORKS, INCORPORATED
             (Exact name of registrant as specified in its charter)



          Minnesota                  000-22221                 41-1731723
(State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)            File Number)           Identification No.)





                               7631 Anagram Drive
                         Eden Prairie, Minnesota  55344
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (612) 974-7000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

     See Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)   Exhibits

     Exhibit 4.l Form of Certificate of Designation of Series of Preferred Stock (filed herewith)

     Exhibit 4.2 Warrant to Purchase Share of Common Stock including Exhibit A to Warrant Issued by FieldWorks, Incorporated (filed herewith)

     Exhibit 10.1 Securities Purchase Agreement between the Company and
                  Industrial-Works Holding Corp., dated as of November 20, 1999 (incorporated by reference to Appendix A filed with the Company's Definitive Proxy Statement dated January 18, 2000)

     Exhibit 99.1 Press Release by the Company, "FieldWorks Closes Strategic
                  Equity Partnership with Glenmount International, L.P.," dated February 23, 2000 (filed herewith)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIELDWORKS, INCORPORATED


Date: February 23, 2000                    /s/ Karen L. Engebretson
                                   ------------------------------------------
                                   Karen L. Engebretson, Vice President of
                                   Finance and CFO (as authorized officer and
                                   principal financial officer)



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